As filed with the Securities and Exchange Commission on June 11, 2007

Registration Nos. 333-135919	333-135919-01	333-135919-03
	333-135919-02	333-135919-04

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MELLON FUNDING CORPORATION	MELLON FINANCIAL CORPORATION
(Exact name of each registrant as specified in its articles of incorporation)

Pennsylvania	Pennsylvania
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

25-1387025	25-1233834
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

MELLON CAPITAL III	MELLON CAPITAL IV	MELLON CAPITAL V
(Exact name of each registrant as specified in its certificate of trust)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0101293	20-0101356	20-0101391
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

One Mellon Center

500 Grant Street

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices)

Carl Krasik, Esq.

General Counsel and Secretary

Mellon Financial Corporation

One Mellon Center

500 Grant Street

Pittsburgh, Pennsylvania 15258

(412) 234-5222

(Name and address, including zip code, and telephone number, including area code, of agent for service of process for each registrant)

With a copy to:

Robert K. Morris, Esq. Reed Smith LLP 2500 One Liberty Place, 1650 Market Street Philadelphia, Pennsylvania 19103-7301 (215) 851-8176	Mark J. Welshimer, Esq. Sullivan & Cromwell 125 Broad Street New York, New York 10004 (212) 558-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Restated Articles of Incorporation of Mellon Financial Corporation, as amended and restated as of September 17, 1998, and as amended October 18, 1999.**

3.2	By-laws of Mellon Financial Corporation, as amended effective October 19, 1999.**

4.1	The description of the Registrant’s Common Stock is included in the Registrant’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on October 15, 1996, as updated by Form 8-A/A filed with the Securities and Exchange Commission on May 17, 1999 and October 19, 1999.**

4.2	Shareholder Protection Rights Agreement dated as of October 15, 1996, between Mellon Financial Corporation and Mellon Bank, N.A., as Rights Agent, and as amended and restated as of October 19, 1999.**

4.3	Indenture dated as of May 2, 1988 (the “Senior Indenture”) among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.**

4.4	First Supplemental Indenture dated as of November 29, 1990 among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.**

4.5	Second Supplemental Indenture dated as of June 12, 2000 among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.**

4.6	Subordinated Indenture dated as of June 12, 2000 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company, N.A. formerly known as Bank One Trust Company, N.A. as Trustee.**

4.7	First Supplemental Indenture dated as of April 30, 2001 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company, N.A. formerly known as Bank One Trust Company, N.A., as Trustee.**

4.8	Second Supplemental Indenture dated as of March 5, 2004 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company N.A. formerly known as Bank One Trust Company, N.A.**

4.9	Junior Subordinated Indenture dated as of December 3, 1996 between Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Debenture Trustee.**

4.10	Form of Junior Subordinated Indenture between Mellon Funding Corporation and JPMorgan Chase Bank, N.A.**

4.11	Certificate of Trust of Mellon Capital III, as filed with the Delaware Secretary of State on December 3, 1996.**

4.12	Certificate of Trust of Mellon Capital IV, as filed with the Delaware Secretary of State on July 8, 2003.**

4.13	Certificate of Trust of Mellon Capital V, as filed with the Delaware Secretary of State on July 8, 2003.**

4.14	Trust Agreement of Mellon Capital III among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Property Trustee, Chase Bank USA, National Association, as successor to Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein.**

4.15	Trust Agreement of Mellon Capital IV among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.**

4.16	Trust Agreement of Mellon Capital V among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.**

4.17	Form of Amended and Restated Trust Agreement for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.**

4.18	Form of Preferred Security Certificate for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V.**

4.19	Form of Guarantee Agreement for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V between Mellon Financial Corporation, as guarantor, and JPMorgan Chase Bank, as Guarantee Trustee.**

4.20	Form of Stock Purchase Contract Agreement, including form of Security Certificate.*

4.21	Form of Stock Purchase Unit Agreement, including form of Unit Certificate.*

4.22	Form of Pledge Agreement.*

4.23	Form of Warrant Agreement.*

4.24	Alternate Form of Junior Subordinated Indenture between Mellon Funding Corporation and J.P.Morgan Chase Bank.**

4.25	Form of Supplemental Indenture for Remarketable Junior Subordinated Debentures between Mellon Financial Corporation and Manufacturers and Traders Trust Company.***

4.26	Form of Amended and Restated Trust Agreement for Mellon Capital IV among Mellon Financial Corporation, as Depositor, Manufacturers and Traders Trust Company, as Property Trustee, M&T Trust Company of Delaware, as Delaware Trustee, the Administrative Trustees named therein and the several Holders of the Trust Securities 3.***

4.27	Form of Guarantee Agreement relating to Mellon Capital IV between Mellon Financial Corporation, as guarantor, and Manufacturers and Traders Trust Company, as Guarantee Trustee.***

4.28	Forms of Capital PCS Certificate of Mellon Capital IV, Normal PCS Certificate of Mellon Capital IV and Stripped PCS Certificate of Mellon Capital IV (included as Exhibit A, Exhibit C and Exhibit D of Exhibit 4.26 herein).***

4.29	Certificate of Amendment to Certificate of Trust of Mellon Capital IV, as filed with the Delaware Secretary of State on June 11, 2007.***

5.1	Opinion of Carl Krasik counsel to Mellon Financial Corporation, as to the validity of the Debt Securities, Guarantees on Debt Securities, the Preferred Stock, the Common Stock, the Warrants, the Depositary Shares, the Stock Purchase Contracts, the Stock Purchase Units, the Junior Subordinated Debentures and the Trust Preferred Securities Guarantees to be issued by Mellon Financial Corporation or Mellon Funding Corporation.**

5.2	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital III, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital III.*

5.3	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital IV, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital IV.*

5.4	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital V, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital V.*

12.1	Computation of ratio of earnings to fixed charges (Parent corporation).**

12.2	Computation of ratio of earnings to fixed charges (Mellon Financial Corporation).**

23.1	Consent of KPMG LLP.***

23.2	Consent of Carl Krasik (included in Exhibit 5.1).**

23.3	Consent of Richards, Layton & Finger (included in Exhibits 5.2 and 5.4).*

23.4	Consent of Richards, Layton & Finger (included in Exhibit 5.3).*

24.1	Powers of Attorney.**

25.1	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Senior Indenture.**

25.2	Form T-1 Statement of Eligibility of Union Bank of California, National Association to act as trustee under the Subordinated Indenture. **

25.3	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Junior Subordinated Indenture and Guarantee Agreements. **

25.4	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Junior Subordinated Indenture with Mellon Funding Corporation. **

25.5	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Guarantees of the Junior Subordinated Debentures of Mellon Funding Corporation and Guarantees of Trust Preferred Securities of Mellon Capital III, Mellon Capital IV and Mellon Capital V. **

25.6	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital III.**

25.7	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital IV.**

25.8	Form T-1 Statement of Eligibility of JPMorgan Chase Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital V.**

25.9	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Supplemental Indenture for Remarketable Junior Subordinated Notes.***

25.10	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital IV for Trust Preferred Securities of Mellon Capital IV.***

25.11	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Guarantee Agreement for Mellon Capital IV for Guarantees of Trust Preferred Securities of Mellon Capital IV.***

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K incorporated by reference into the registration statement.

**	Previously filed.

***	Filed herewith.

SIGNATURES

MELLON FINANCIAL CORPORATION

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on June 11, 2007.

MELLON FINANCIAL CORPORATION

By:	/s/ Robert P. Kelly
Robert P. Kelly
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated as of June 11, 2007.

Signature		Title

By:	/s/ Robert P. Kelly	Director and Principal Executive Officer
Robert P. Kelly

By:	/s/ Michael A. Bryson	Principal Financial Officer
Michael A. Bryson

By:	/s/ Michael K. Hughey	Principal Accounting Officer
Michael K. Hughey

By: Ruth E. Bruch; Paul L. Cejas;

Jared L. Cohon; Steven G. Elliott;

Ira J. Gumberg; Edmund F. Kelly;

Seward Prosser Mellon;Mark A. Nordenberg;

David S. Shapira; William E. Strickland, Jr.;

John P. Surma; and Wesley W. Von Schack

Directors

By:	/s/ Carl Krasik
Carl Krasik
(Attorney-in-Fact)

By:	/s/ Robert Mehrabian	Director
Robert Mehrabian

SIGNATURES

MELLON FUNDING CORPORATION

Pursuant to the requirements of the Securities Act of 1933, as amended, Mellon Funding Corporation certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh, and the Commonwealth of Pennsylvania on June 11, 2007.

MELLON FUNDING CORPORATION

By:	/s/ Michael A. Bryson
Michael A. Bryson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated as of June 11, 2007.

Title		Signature

By:	/s/ Michael A. Bryson	Director and Principal Executive Officer
Michael A. Bryson

By:	/s/ Michael K. Hughey	Principal Financial Officer and Principal Accounting Officer
Michael K. Hughey

By:	/s/ Steven G. Elliott	Director
Steven G. Elliott

SIGNATURE

MELLON CAPITAL III

Pursuant to the requirements of the Securities Act of 1933, as amended, Mellon Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh, and the Commonwealth of Pennsylvania on June 11, 2007.

MELLON CAPITAL III

By:	Mellon Financial Corporation, as Depositor

By:	/s/ Robert P. Kelly
Robert P. Kelly

SIGNATURE

MELLON CAPITAL IV

Pursuant to the requirements of the Securities Act of 1933, as amended, Mellon Capital IV certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh, and the Commonwealth of Pennsylvania on June 11, 2007.

MELLON CAPITAL IV

By:	Mellon Financial Corporation, as Depositor

By:	/s/ Robert P. Kelly
Robert P. Kelly

SIGNATURE

MELLON CAPITAL V

Pursuant to the requirements of the Securities Act of 1933, as amended, Mellon Capital V certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh, and the Commonwealth of Pennsylvania on June 11, 2007.

MELLON CAPITAL V

By:	Mellon Financial Corporation, as Depositor

By:	/s/ Robert P. Kelly
Robert P. Kelly

Exhibit No.	Description	Method of Filing

1.1	Form of Underwriting Agreement.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

3.1	Restated Articles of Incorporation of Mellon Financial Corporation, as amended and restated as of September 17, 1998, and as amended October 18, 1999.	Previously filed as Exhibit 3.1 to Quarterly Report on Form 10-Q (File No. 1-7410) for the quarter ended September 30, 1999 and incorporated herein by reference. *

3.2	By-laws of Mellon Financial Corporation, as amended effective October 19, 1999.	Previously filed as Exhibit 3.2 to Quarterly Report on Form 10-Q (File No. 1-7410) for the quarter ended September 30, 1999, and incorporated herein by reference. *

4.1	The description of the Registrant’s Common Stock is included in the Registrant’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on October 15, 1996, as updated by Form 8-A/A filed with the Securities and Exchange Commission on May 17, 1999 and October 19, 1999.	Previously filed on Registration Statement on Form 8-A (File No. 1-7410) dated October 15, 1996, as updated by Form 8-A/A dated May 17, 1999 and October 19, 1999 and incorporated herein by reference. *

4.2	Shareholder Protection Rights Agreement dated as of October 15, 1996, between Mellon Financial Corporation and Mellon Bank, N.A., as Rights Agent, and as amended and restated as of October 19, 1999.	Previously filed as Exhibit 1 to Form 8-A/A Registration Statement (File No. 1-7410) dated October 19, 1999 and incorporated herein by reference. *

4.3	Indenture dated as of May 2, 1988 (the “Senior Indenture”) among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.	Previously filed as Exhibit 4.1 to Registration Statement on Form S-3 (Registration Statement No. 33-55226) and incorporated herein by reference. *

4.4	First Supplemental Indenture dated as of November 29, 1990 among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.	Previously filed as Exhibit 4.2 to Registration Statement on Form S-3 (Registration Statement No. 33-55226) and incorporated herein by reference. *

Exhibit No.	Description	Method of Filing

4.5	Second Supplemental Indenture dated as of June 12, 2000 among Mellon Funding Corporation, Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Trustee.	Previously filed as Exhibit 4.5 to Current Report on Form 8-K (File No. 1- 7410) dated June 20, 2000 and incorporated herein by reference. *

4.6	Subordinated Indenture dated as of June 12, 2000 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company, N.A. formerly known as Bank One Trust Company, N.A. as Trustee.	Previously field as Exhibit 4.7 to Current Report on Form 8-K (File No. 1- 7410) dated July 21, 2000 and incorporated herein by reference. *

4.7	First Supplemental Indenture dated as of April 30, 2001 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company, N.A. formerly known as Bank One Trust Company, N.A., as Trustee.	Previously filed as Exhibit 4.8 to Current Report on Form 8-K (File No. 1- 7410) dated April 30, 2001 and incorporated herein by reference. *

4.8	Second supplemental Indenture dated as of March 5, 2004 among Mellon Funding Corporation, Mellon Financial Corporation and Union Bank of California, National Association, as successor to J.P. Morgan Trust Company, N.A. formerly known as Bank One Trust Company, N.A.	Previously filed as Exhibit 4.26 to Current Report on Form 8-K (File No. 1- 7410) dated March 5, 2004 and incorporated herein by reference. *

4.9	Junior Subordinated Indenture dated as of December 3, 1996 between Mellon Financial Corporation and JPMorgan Chase Bank, N.A. as successor to The Chase Manhattan Bank as Debenture Trustee.	Previously filed as Exhibit 4.1 to Current Report on Form 8-K (File No. 1- 7410) dated December 3, 1996 and incorporated herein by reference. *

4.10	Form of Junior Subordinated Indenture between Mellon Funding Corporation and JPMorgan Chase Bank, N.A.	Previously filed as Exhibit 4.9 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.11	Certificate of Trust of Mellon Capital III, as filed with the Delaware Secretary of State on December 3, 1996.	Previously filed as Exhibit 4.6 to Registration Statement on Form S-3 (No. 333-17993) and incorporated herein by reference. *

4.12	Certificate of Trust of Mellon Capital IV, as filed with the Delaware Secretary of State on July 8, 2003.	Previously filed as Exhibit 4.11 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

Exhibit No.	Description	Method of Filing

4.13	Certificate of Trust of Mellon Capital V, as filed with the Delaware Secretary of State on July 8, 2003.	Previously filed as Exhibit 4.12 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.14	Trust Agreement of Mellon Capital III among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Property Trustee, Chase Bank USA, National Association as successor to Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein.	Previously filed as Exhibit 4.7 to Registration Statement on Form S-3 (No. 333-17993) and incorporated herein by reference. *

4.15	Trust Agreement of Mellon Capital IV among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.	Previously filed as Exhibit 4.14 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.16	Trust Agreement of Mellon Capital V among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.	Previously filed as Exhibit 4.15 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.17	Form of Amended and Restated Trust Agreement for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V among Mellon Financial Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrative Trustees named therein.	Previously filed as Exhibit 4.16 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.18	Form of Preferred Security Certificate for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V.	Previously filed as Exhibit 4.17 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.19	Form of Guarantee Agreement for each of Mellon Capital III, Mellon Capital IV and Mellon Capital V between Mellon Financial Corporation, as guarantor, and JPMorgan Chase Bank, as Guarantee Trustee.	Previously filed as Exhibit 4.18 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.20	Form of Stock Purchase Contract Agreement, including form of Security Certificate.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

Exhibit No.	Description	Method of Filing

4.21	Form of Stock Purchase Unit Agreement, including form of Unit Certificate.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

4.22	Form of Pledge Agreement.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

4.23	Form of Warrant Agreement.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

4.24	Alternate Form of Junior Subordinated Indenture between Mellon Funding Corporation and J.P.Morgan Chase Bank.	Previously filed as Exhibit 4.23 to Registration Statement on Form S-3 (No. 333-107400) and incorporated herein by reference. *

4.25	Form of Supplemental Indenture for Remarketable Junior Subordinated Debentures between Mellon Financial Corporation and Manufacturers and Traders Trust Company.	Filed herewith.

4.26	Form of Amended and Restated Trust Agreement for Mellon Capital IV among Mellon Financial Corporation, as Depositor, Manufacturers and Traders Trust Company, as Property Trustee, M&T Trust Company of Delaware, as Delaware Trustee, the Administrative Trustees named therein and the several Holders of the Trust Securities 3.	Filed herewith.

4.27	Form of Guarantee Agreement relating to Mellon Capital IV between Mellon Financial Corporation, as guarantor, and Manufacturers and Traders Trust Company, as Guarantee Trustee.	Filed herewith.

4.28	Forms of Capital PCS Certificate of Mellon Capital IV, Normal PCS Certificate of Mellon Capital IV and Stripped PCS Certificate of Mellon Capital IV (included as Exhibit A, Exhibit C and Exhibit D of Exhibit 4.26 herein).	Filed herewith.

4.29	Certificate of Amendment to Certificate of Trust of Mellon Capital IV, as filed with the Delaware Secretary of State on June 11, 2007.	Filed herewith.

5.1	Opinion of Carl Krasik counsel to Mellon Financial Corporation, as to the validity of the Debt Securities, Guarantees of Debt Securities, the Preferred Stock, the Common Stock, the Warrants, the Depositary Shares, the Stock Purchase Contracts, the Stock Purchase Units and Trust Preferred Securities Guarantees to be issued by Mellon Financial Corporation or Mellon Funding Corporation.	*

5.2	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital III, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital III.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

5.3	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital IV, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital IV.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

Exhibit No.	Description	Method of Filing

5.4	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital V, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital V.	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

12.1	Computation of Ratio of Earnings to Fixed Charges, Mellon Financial Corporation (Parent corporation).	*

12.2	Computation of Ratio of Earnings to Fixed charges, Mellon Financial Corporation and its subsidiaries.	*

23.1	Consent of KPMG LLP.	Filed herewith.

23.2	Consent of Carl Krasik (included in Exhibit 5.1).	*

23.3	Consent of Richards, Layton & Finger (included in Exhibits 5.2 and 5.4).	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

23.4	Consent of Richards, Layton & Finger (included in Exhibit 5.3).	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference.

24.1	Powers of Attorney.	*

25.1	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Senior Indenture.	*

25.2	Form T-1 Statement of Eligibility of Union Bank of California, National Association to act as trustee under the Subordinated Indenture.	*

25.3	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Junior Subordinated Indenture and Guarantee Agreements.	*

25.4	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Junior Subordinated Indenture with Mellon Funding Corporation.	*

25.5	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Guarantees of the Junior Subordinated Debentures of Mellon Funding Corporation and Guarantees of Trust Preferred Securities of Mellon Capital III, Mellon Capital IV and Mellon Capital V.	*

25.6	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital III.	*

25.7	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital IV.	*

25.8	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. to act as trustee under the Amended and Restated Agreement of Mellon Capital V.	*

25.9	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Supplemental Indenture for Remarketable Junior Subordinated Notes.	Filed herewith.

25.10	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital IV for Trust Preferred Securities of Mellon Capital IV.	Filed herewith.

Exhibit No.	Description	Method of Filing

25.11	Form T-1 Statement of Eligibility of Manufacturers and Traders Trust Company to act as trustee under the Guarantee Agreement for Mellon Capital IV for Guarantees of Trust Prefferred Securities of Mellon Capital IV.	Filed herewith.

*	Previously filed.